UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report December 31, 2016

JMM
Nuveen Multi-Market Income Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) is advised by Nuveen Fund Advisors, LLC (NFAL) and features portfolio management by Nuveen Asset Management, LLC (NAM). Throughout the reporting period, the portfolio management team has included Jason J. O’Brien, CFA, Chris J. Neuharth, John T. Fruit, CFA and Peter L. Agrimson, CFA.

On December 21, 2016, a primary benchmark change was approved for the Nuveen Multi-Market Income Fund (JMM). Effective December 31, 2016, the Bloomberg Barclays U.S. Government/Mortgage Bond Index is the new primary benchmark as it more closely aligns with the Fund’s mandate. The JMM Blended Benchmark is the Fund’s secondary benchmark.

In the following paragraphs, the portfolio management team discusses their management strategy and the performance of the Fund for the six-month reporting period ended December 31, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended December 31, 2016?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in taxable fixed income securities including, but not limited to: U.S. agency and privately issued mortgage-backed securities; high yield and investment grade corporate bonds; and asset-backed securities.

How did the Fund perform during this six-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended December 31, 2016. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the six-month reporting period ended December 31, 2016, JMM outperformed the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its blended benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index.

The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies including tax cuts, fewer regulations and increased infrastructure spending

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for three more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen.

Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led high yield and investment grade corporate bonds to perform strongly during the reporting period, despite record issuance driven by mergers and acquisitions. The sectors provided excess returns over Treasuries, with lower rated securities in both segments performing the best. High yield bonds in particular enjoyed strong performance during the reporting period helped along by the continued accommodative Fed policy, which in turn drove more inflows into the market. The segment’s performance was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016. High yield spreads continued to compress during the reporting period, coming close to the tightest level that they have reached during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which have bounced back sharply after the oil price collapse in 2014 and 2015.

In the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. That being said, during the reporting period agency MBS managed to post modestly positive excess returns versus duration-matched Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the market. The commercial mortgage-backed securities (CMBS) sector performed well during the reporting period, finishing with positive excess returns versus Treasuries, despite high levels of issuance particularly toward the end of 2016. Global central bank support, the “risk-on” environment following the election and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the CMBS segment. Traditional consumer asset-backed securities (ABS) also modestly outperformed versus Treasuries for the reporting period due to solid consumer credit metrics.

The most significant driver of the Fund’s outperformance relative to its benchmark was its broad overweight to the securitized and corporate sectors and corresponding underweight to Treasuries. The securitized sectors had the most impact on the Fund’s performance during the reporting period. The leading contributor was security selection in the ABS sector, where our emphasis on non-government mortgage-related securities in the sector benefited results. The Fund’s overweight exposure to the MBS sector also had a favorable impact on returns. Both the Fund’s agency MBS and non-agency MBS exposure benefited from the continued strength in the housing market during the reporting period, and therefore contributed to performance. Our exposure to the CMBS sector also aided results, especially our overweight to securities rated below AAA because lower rated investment grade securities in this sector outperformed higher rated securities.

6	NUVEEN

We held modest overweights to both the high yield and investment grade credit sectors during the reporting period, which was beneficial to performance. Additionally, our security selection was helpful, including exposure to high yield credits in the metals/mining and energy sectors, areas that led the high yield market during the reporting period. The contribution from investment grade credit was also split between our overweight to the sector versus the benchmark and gains from security selection. In terms of security selection, the Fund’s exposure to cyclical credits and a meaningful position in bank preferred securities were the main contributors. Our substantial weighting in BBB rated securities also added as quality spreads contracted amid a strengthening economy and investor optimism about growth.

As a whole, our interest rate strategy benefited the Fund’s results during the reporting period. We had positioned the Fund defensively to limit its sensitivity to rising rates because we anticipated the Fed would continue to normalize monetary policy and rates would be pressured higher. This included keeping the Fund’s duration, or interest rate sensitivity, shorter than the benchmark at around 3.75 years, while structuring the portfolio to benefit from a flatter yield curve. The shorter duration stance worked to the Fund’s favor because rates rose sharply during the reporting period, but the yield curve positioning modestly detracted because the Treasury curve actually steepened.

Despite the high levels of rate volatility we saw after the election, we maintained the Fund’s key strategic themes. We continued to expect U.S. and global growth to remain on track, although slow, accompanied by contained inflation and supportive financial conditions. In this environment, we remained focused on generating above-market income for the Fund by maintaining its broad exposures across the securitized and corporate sectors of the bond market, with an emphasis on individual security selection. We still believe the current economic, government policy and market backdrop remains favorable for non-government, yield-oriented sectors, particularly corporate credit and should help keep spreads firm. Although we modestly reduced the Fund’s investment grade and high yield credit exposures after the bout of strength during the reporting period, we believe our outlook still warrants significant exposure to these segments. We continue to like the high yield sector because of the incremental yield these securities provide; however, we are keeping this exposure well diversified and being more selective going forward as a way to minimize risk.

We have maintained the Fund’s exposure to non-agency MBS and mortgage-related ABS as those sectors should continue to benefit from the strengthening economy and solid fundamentals of the housing market. However, we believe agency MBS could struggle because of the increased volatility surrounding the move higher in interest rates. Faster U.S. economic growth could cause the Fed to end its MBS reinvestment program sooner, although at the end of the reporting period, the market did not appear to be pricing in this factor. We have passively let the Fund’s agency MBS weighting drift lower by not reinvesting pay downs back into the mortgage market. At the same time, we have maintained the Fund’s overweight in the non-agency CMBS sector because the credit fundamentals remain sound, although price appreciation has recently been more muted in commercial real estate. As always, we will continually evaluate relative value opportunities and shift the Fund’s exposures toward the segments of the market where we see the best long-term risk/reward equation.

With two to three federal funds rate hikes in 2017 now the market consensus, we maintained the Fund’s defensive duration positioning as the period drew to a close. Given the likelihood that short-term rates will be pressured higher, we believed it was prudent to keep the Fund’s duration shorter than the benchmark at around 3.75 years.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period.

The Fund may also purchase securities on a when-issued or forward commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	28.27%
Regulatory Leverage*	0.00%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July 1, 2016	Purchases	Sales	December 31, 2016	Average Balance Outstanding	Purchases	Sales	February 27, 2017
$20,317,000	$67,000	$(2,931,000)	$17,453,000	$19,759,864	$2,089,000	$ —	$19,542,000

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
July 2016	$0.0360
August	0.0360
September	0.0360
October	0.0360
November	0.0360
Decemeber 2016	0.0360
Total Distributions from Net Investment Income	$0.2160

Current Distribution Rate*	5.92%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2016, the Fund had a positive UNII balances based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Share Information (continued)

SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JMM
Shares cummulatively repurchased and retired	1,800
Shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

NAV	$8.05
Share price	$7.30
Premium/(Discount) to NAV	(9.32)%
6-month average premium/(discount) to NAV	(9.18)%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

NUVEEN	11

JMM

Nuveen Multi-Market Income Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JMM at NAV	2.56%	6.56%	5.68%	6.18%
JMM at Share Price	0.47%	9.34%	5.58%	6.39%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	(2.90)%	1.31%	1.57%	4.04%
Blended Benchmark	(0.40)%	5.11%	3.03%	5.02%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.3%
Corporate Bonds	32.3%
$1,000 Par (or similar) Institutional Preferred	0.7%
Asset-Backed and Mortgage-Backed Securities	102.1%
Investment Companies	0.7%
Sovereign Debt	0.2%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	(15.4)%
Net Assets Plus Reverse Repurchase Agreements	122.9%
Reverse Repurchase Agreements	(22.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Asset-Backed And Mortgaged-Backed Securities	73.8%
Diversified Telecommunication Services	3.2%
Oil, Gas & Consumable Fuels	1.8%
Metals & Mining	1.7%
Chemicals	1.6%
Health Care Providers & Services	1.3%
Other	15.1%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	18.6%
AA	7.2%
A	14.5%
BBB	15.7%
BB or Lower	28.1%
N/R (not rated)	15.4%
N/A (not applicable)	0.5%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	13

JMM

Nuveen Multi-Market Income Fund
Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.3% (98.5% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Banks – 0.3%

200	Bank of America Corporation, (5)	7.250%		BB+	$233,360
	Total Convertible Preferred Securities (cost $159,350)				233,360

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 32.3% (23.4% of Total Investments)

	Aerospace & Defense – 0.8%

$300	Bombardier Inc., 144A	8.750%	12/01/21	B	$318,375
300	Triumph Group Inc.	4.875%	4/01/21	B1	281,400
600	Total Aerospace & Defense				599,775

	Automobiles – 0.2%

100	Ford Motor Company	7.450%	7/16/31	BBB	125,287

	Banks – 0.7%

500	Citigroup Inc.	4.500%	1/14/22	A	532,574

	Capital Markets – 0.7%

500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	561,575

	Chemicals – 2.2%

200	CF Industries Inc.	3.450%	6/01/23	BB+	179,800
100	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	103,000
100	Hexion Inc.	6.625%	4/15/20	B3	88,500
200	Huntsman International LLC	4.875%	11/15/20	B1	207,250
200	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	202,000
200	Momentive Performance Materials Inc., (3), (4)	8.875%	10/15/20	N/R	—
200	Momentive Performance Materials Inc.	3.880%	10/24/21	B	188,000
375	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	367,384
150	Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	166,125
200	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	201,500
1,925	Total Chemicals				1,703,559

	Commercial Services & Supplies – 0.5%

150	APX Group, Inc.	8.750%	12/01/20	CCC+	151,125
240	International Lease Finance Corporation	6.250%	5/15/19	BBB–	258,000
390	Total Commercial Services & Supplies				409,125

	Construction Materials – 0.4%

250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	258,750

	Consumer Finance – 0.2%

150	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	153,750

	Containers & Packaging – 0.3%

250	Cascades Inc., 144A	5.500%	7/15/22	BB–	253,750

	Diversified Financial Services – 0.6%

200	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	207,000
225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	232,875
425	Total Diversified Financial Services				439,875

14	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 4.4%

$300	AT&T, Inc.	3.800%	3/15/22	A–	$307,233
250	CenturyLink Inc.	6.750%	12/01/23	BB+	255,625
300	CenturyLink Inc.	7.650%	3/15/42	BB+	262,500
250	Frontier Communications Corporation	8.500%	4/15/20	BB	262,500
350	GCI Inc.	6.875%	4/15/25	BB–	355,250
100	IntelSat Jackson Holdings	7.500%	4/01/21	CCC	76,250
200	Level 3 Financing Inc., 144A	5.250%	3/15/26	BB	198,000
350	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	404,250
275	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	279,812
500	Qwest Corporation	6.750%	12/01/21	BBB–	542,500
390	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	391,439
3,265	Total Diversified Telecommunication Services				3,335,359

	Electric Utilities – 0.5%

300	Intergen NV, 144A	7.000%	6/30/23	B1	267,000
100	Talen Energy Supply LLC	6.500%	6/01/25	BB–	77,250
400	Total Electric Utilities				344,250

	Energy Equipment & Services – 0.1%

100	Noble Holding International Limited	7.750%	1/15/24	BB–	94,060

	Equity Real Estate Investment Trusts – 1.5%

300	CommomWealth REIT	5.875%	9/15/20	BBB–	320,392
250	iStar Inc.	7.125%	2/15/18	B+	257,500
200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	205,000
320	Vereit Operating Partner	3.000%	2/06/19	BBB–	319,200
1,070	Total Equity Real Estate Investment Trusts				1,102,092

	Food & Staples Retailing – 0.3%

250	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	213,750

	Food Products – 0.4%

200	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	200,000
100	Pinnacle Foods Finance LLC	5.875%	1/15/24	B+	106,000
300	Total Food Products				306,000

	Gas Utilities – 0.9%

250	AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	252,500
300	Ferrellgas LP	6.750%	1/15/22	B	297,000
150	Suburban Propane Partners LP	5.750%	3/01/25	BB–	152,250
700	Total Gas Utilities				701,750

	Health Care Equipment & Supplies – 0.4%

350	Tenet Healthcare Corporation	6.875%	11/15/31	B–	269,937

	Health Care Providers & Services – 1.8%

300	Acadia Healthcare	5.625%	2/15/23	B	300,000
225	Community Health Systems, Inc.	6.875%	2/01/22	B	156,375
175	HCA Inc.	5.250%	6/15/26	BBB–	180,906
300	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	261,000
275	Kindred Healthcare Inc.	6.375%	4/15/22	B–	245,437
250	Select Medical Corporation	6.375%	6/01/21	B–	250,000
1,525	Total Health Care Providers & Services				1,393,718

	Hotels, Restaurants & Leisure – 0.5%

200	Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	198,000
200	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba3	201,500
400	Total Hotels, Restaurants & Leisure				399,500

NUVEEN	15

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 1.6%

$250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	$255,625
250	KB Home	7.000%	12/15/21	B+	263,750
250	PulteGroup Inc.	4.250%	3/01/21	BB+	255,625
250	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	253,125
200	William Lyon Homes Incorporated	8.500%	11/15/20	B–	209,000
1,200	Total Household Durables				1,237,125

	Independent Power & Renewable Electricity Producers – 0.2%

255	GenOn Energy Inc.	9.500%	10/15/18	CCC+	180,253

	Insurance – 0.1%

130	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	105,950

	Internet Software & Services – 0.6%

250	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	254,375
200	Inception Merger Sub Inc / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	211,690
450	Total Internet Software & Services				466,065

	IT Services – 0.5%

350	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	364,000

	Machinery – 0.3%

200	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	195,000

	Media – 1.7%

200	Altice S.A, 144A	7.750%	5/15/22	B	213,500
300	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	315,786
300	Numericable Group SA, 144A	7.375%	5/01/26	B+	306,375
200	Quebecor Media Inc.	5.750%	1/15/23	B+	207,500
250	Tribune Media Company	5.875%	7/15/22	BB–	253,437
1,250	Total Media				1,296,598

	Metals & Mining – 2.4%

120	Alcoa Inc.	5.400%	4/15/21	BBB–	127,200
250	Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB–	271,250
175	Allegheny Technologies Inc.	5.950%	1/15/21	B	169,312
300	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	304,500
200	Hudbay Minerals, Inc., 144A	7.625%	1/15/25	B	207,876
250	IAMGOLD Corporation, 144A	6.750%	10/01/20	B+	243,750
200	Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	212,750
300	Vale Overseas Limited	4.375%	1/11/22	BBB	294,750
1,795	Total Metals & Mining				1,831,388

	Multiline Retail – 0.2%

150	J.C. Penney Company Inc.	8.125%	10/01/19	B+	162,000

	Oil, Gas & Consumable Fuels – 2.5%

120	Calumet Specialty Products	7.625%	1/15/22	CCC+	101,700
200	Energy Transfer Equity LP	5.500%	6/01/27	BB+	195,000
200	Genesis Energy LP	5.750%	2/15/21	B+	202,000
200	Genesis Energy LP	5.625%	6/15/24	B+	196,500
200	Gibson Energy, 144A	6.750%	7/15/21	BB	207,500
100	Oasis Petroleum Inc.	6.875%	3/15/22	B+	102,500
175	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	171,937
300	Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB–	305,625
500	Transocean Inc.	5.550%	10/15/22	BB–	438,750
1,995	Total Oil, Gas & Consumable Fuels				1,921,512

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.9%

$250	Domtar Corporation	4.400%	4/01/22	BBB–	$256,971
300	Resolute Forest Products	5.875%	5/15/23	B+	270,000
200	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	187,000
750	Total Paper & Forest Products				713,971

	Personal Products – 0.3%

250	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	260,000

	Real Estate Management & Development – 0.7%

250	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	254,687
300	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	303,750
550	Total Real Estate Management & Development				558,437

	Road & Rail – 0.9%

200	Avis Budget Car Rental, 144A	6.375%	4/01/24	BB–	199,750
200	Herc Rentals, Inc., 144A	7.500%	6/01/22	B+	210,750
250	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	258,750
650	Total Road & Rail				669,250

	Specialty Retail – 0.2%

155	L Brands, Inc.	6.875%	11/01/35	BB+	158,100

	Technology Hardware, Storage & Peripherals – 0.2%

175	NCR Corporation	4.625%	2/15/21	BB	178,150

	Textiles, Apparel & Luxury Goods – 0.3%

225	Levi Strauss & Company	5.000%	5/01/25	BB+	225,000

	Thrifts & Mortgage Finance – 0.4%

250	Radian Group Inc.	7.000%	3/15/21	BB	278,125

	Wireless Telecommunication Services – 0.9%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	180,842
250	Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	251,250
200	Sprint Corporation	7.250%	9/15/21	B+	212,500
650	Total Wireless Telecommunication Services				644,592
$24,880	Total Corporate Bonds (cost $24,630,176)				24,643,952

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.7% (0.5% of Total Investments)

	Banks – 0.4%

$100	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (6)	BB+	$103,000
200	Societe Generale, 144A, (5)	7.375%	N/A (6)	BB+	199,664
	Total Banks				302,664

	Commercial Services & Supplies – 0.3%

200	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	201,750
	Total $1,000 Par (or similar) Institutional Preferred (cost $508,601)				504,414

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 102.1% (73.8% of Total Investments)

$1,186	321 Henderson Receivables LLC, Series 2012-1A, 144A	7.140%	2/15/67	A3	$1,295,757

NUVEEN	17

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$500	321 Henderson Receivables LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	$499,746
366	321 Henderson Receivables LLC., Series 2010-1A, 144A	9.310%	7/15/61	Aa2	432,121
484	321 Henderson Receivables Trust Series 2012-2A, 144A	6.770%	10/17/61	Baa1	516,494
340	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	378,355
750	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	780,795
1,729	American Homes 4 Rent, Series 2015-SFR2, 144A	0.000%	10/17/45	N/R	17
405	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	452,700
500	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	377,550
103	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	17,968
112	Bank of America Funding Trust, Series 2003-3	4.750%	10/25/18	AA+	112,481
359	Bank of America Mortgage Securities Inc. , Mortgage Pass-Through Certificates Series 2004-1	6.500%	9/25/33	BB	350,263
175	Barclays BCAP LLC Trust, Resecuritized Series 2009-RR14, 144A	6.000%	5/26/37	BBB	179,479
500	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	490,705
117	Bayview Financial Acquisition Trust 2003-AA, 144A	6.072%	2/25/33	A+	117,091
114	Bayview Financial Acquisition Trust Series 2006C	5.852%	11/28/36	CCC	111,435
127	Bayview Financial Acquisition Trust, Series 2006-C	5.638%	11/28/36	Ba1	126,420
209	Bayview Financial Acquisition Trust, Series 2006-D	5.932%	12/28/36	A2	207,217
114	Bayview Financial Acquisition Trust, Series 2007-A	6.205%	5/28/37	AA+	118,451
630	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB+	624,177
23	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2006-A	5.704%	2/28/41	AAA	23,921
500	CAM Mortgage Trust 2015-1, 144A	4.750%	7/15/64	N/R	495,044
198	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3	5.160%	3/25/33	BBB–	201,764
500	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CD3	5.688%	10/15/48	B–	271,250
275	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.126%	3/10/48	A–	262,732
511	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	484,475
555	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	556,380
228	CountryWide Alternative Loan Trust 2005-86CB A10	5.500%	2/25/36	Caa3	195,989
214	Countrywide Alternative Loan Trust, Mortgage Pass Through Certificates, Series 2003-J3	5.250%	11/25/33	A+	213,480
214	Countrywide Alternative Loan Trust, Mortgage Pass Through Certificates, Series 2004-J2	6.500%	3/25/34	AA	221,596
393	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	A+	396,685
209	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-47CB	5.500%	10/25/35	Caa3	178,304
747	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-6 A4	5.750%	4/25/47	Ca	614,783
408	Countrywide Asset-Backed Certificates Trust, Series 2004-13	4.851%	5/25/35	AA+	416,275
413	Credit Suisse Commercial Mortgage Trust 2009-3R, 144A	6.000%	1/27/37	A	417,414
364	Credit Suisse Commercial Mortgage Trust, 2006-9	6.000%	11/25/36	Caa2	344,413
287	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates, Series 2006-7	6.000%	8/25/36	Caa3	241,520
574	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.181%	4/25/33	A	569,782
573	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2005-11 6A7	6.000%	12/25/35	D	114,832
278	Credit Suisse First Boston Mortgage Securities, Home Equity Mortgage Pass-Through Certificates, Series 2004-6	5.821%	4/25/35	B1	281,191
883	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	A+	915,124
3	Fannie Mae Mortgage Pool, (7)	7.000%	7/01/17	Aaa	3,228
16	Fannie Mae Mortgage Pool, (7)	5.000%	11/01/18	Aaa	16,853
45	Fannie Mae Mortgage Pool, (7)	5.000%	2/01/21	Aaa	47,463
1,155	Fannie Mae Mortgage Pool, (7)	3.500%	12/01/26	Aaa	1,205,079

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$1,089	Fannie Mae Mortgage Pool, (7)	3.500%	1/01/27	Aaa	$1,135,637
48	Fannie Mae Mortgage Pool, (7)	6.000%	5/01/29	Aaa	55,295
26	Fannie Mae Mortgage Pool, (7)	7.000%	9/01/31	Aaa	29,214
32	Fannie Mae Mortgage Pool, (7)	5.500%	6/01/33	Aaa	36,193
94	Fannie Mae Mortgage Pool, (7)	6.000%	1/01/34	Aaa	106,815
155	Fannie Mae Mortgage Pool, (7)	5.500%	2/01/34	Aaa	175,897
104	Fannie Mae Mortgage Pool, (7)	6.000%	3/01/34	Aaa	113,711
108	Fannie Mae Mortgage Pool, (7)	6.000%	1/01/35	Aaa	123,475
64	Fannie Mae Mortgage Pool, (7)	5.000%	7/01/35	Aaa	69,809
30	Fannie Mae Mortgage Pool, (7)	5.500%	3/01/36	Aaa	32,807
96	Fannie Mae Mortgage Pool, (7)	6.000%	6/01/36	Aaa	109,269
105	Fannie Mae Mortgage Pool, (7)	5.500%	4/01/37	Aaa	117,493
92	Fannie Mae Mortgage Pool, (7)	5.000%	6/01/37	Aaa	100,245
105	Fannie Mae Mortgage Pool, (7)	5.500%	6/01/38	Aaa	117,438
1,830	Fannie Mae Mortgage Pool, (7)	3.500%	2/01/44	Aaa	1,883,961
119	Fannie Mae REMIC Pass-Through Certificates	6.181%	2/25/42	Aaa	135,527
591	Fannie Mae REMIC Pass-Through Certificates	3.958%	12/25/42	AAA	214,004
738	Fannie Mae REMIC Pass-Through Certificates	5.394%	7/25/44	Aaa	106,047
2,975	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.500%	TBA	N/R	3,198,720
4,605	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.000%	TBA	N/R	4,838,934
2,000	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	N/R	2,048,600
2,500	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.000%	TBA	N/R	2,481,750
3,632	FederalHome Loan Mortgage Corporation, Mortgage Pool, (7)	3.000%	4/01/43	Aaa	3,628,467
2,455	Freddie Mac Gold Mortgage Pool, (7)	3.000%	1/01/29	Aaa	2,520,378
3,089	Freddie Mac Gold Mortgage Pool, (7)	3.000%	6/01/46	Aaa	3,068,136
33	Freddie Mac Mortgage Pool, Various, (7)	6.500%	11/01/28	Aaa	37,687
1,606	Freddie Mac Mortgage Pool, (7)	3.500%	1/01/44	Aaa	1,651,877
1,545	Freddie Mac Mortgage Pool, (7)	3.500%	2/01/44	Aaa	1,589,214
199	Freddie Mac Mortgage Trust 2013-KF02, 144A	3.531%	12/25/45	Baa3	200,085
255	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K706, 144A	4.169%	11/25/44	A1	262,537
282	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708, 144A	3.751%	2/25/45	A	288,753
750	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	A	750,166
750	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass Through Certificates, Series 2012-K709, 144A	3.872%	4/25/45	BBB	758,369
250	Freddie Mac MultiFamily Mortgage Trust, Structured Pass Through Certificates, Series 2015-K714, 144A	3.981%	1/25/47	Baa3	241,659
494	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2004-J6	5.500%	2/25/35	B	494,153
500	GMAT Trust Mortgage Pool 2013-1A, 144A	5.000%	11/25/43	N/R	478,334
1,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass -Through Certificates, Series 2014-GSFL, 144A	2.954%	7/15/31	A–	991,861
114	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass Through Certificates, Series 2001-2, 144A	7.500%	6/19/32	B	115,031
742	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass Through Certificates, Series 2003-3, 144A	7.000%	6/25/43	BBB	780,722
1,257	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass Through Certificates, Series 2006-RP2 B1	5.948%	4/25/36	CC	95,912
84	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-10 1A1	2.928%	10/25/33	BBB+	84,312
595	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP1, 144A	8.500%	1/25/35	B2	678,352
423	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	457,686
406	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	439,846
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	371,619
297	Government National Mortgage Association Pool, (7)	5.500%	8/15/33	Aaa	343,534
215	Government National Mortgage Association Pool, (7)	6.000%	7/15/34	Aaa	253,255

NUVEEN	19

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$1,210	Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass Through Certificates, Series 2015-T2, 144A	4.669%	10/15/48	BBB	$1,206,019
329	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	309,446
90	IndyMac MBS Inc., Residential Asset Securitization Trust, Mortgage Pass Through Certificates, Series 2004-A2	4.000%	5/25/34	A+	90,523
371	JPMorgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates	6.500%	3/25/36	D	323,577
750	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C, 144A	5.397%	7/15/46	A	806,496
4	Lavender Trust, Mortgage Pass Through Certificates, Series 2010-R10A, 144A	6.250%	9/26/36	N/R	4,275
99	Lehman ABS Manufactured Housing Contract Asset Backed Certificates, Series 2001B	4.350%	4/15/40	AA	101,058
23	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.295%	7/25/47	A+	23,026
442	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B1	445,530
253	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	259,945
404	Merrill Lynch Alternative Note Asset, 2007-F1 2A7	6.000%	3/25/37	Caa3	306,582
1,342	Mid-State Capital Corporation Trust Notes, Series 2004-1 A	6.005%	8/15/37	AA+	1,453,621
1,079	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,155,169
92	Mid-State Trust 2004-A	8.900%	8/15/37	BBB	100,905
230	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	254,336
938	Mid-State Trust 2010-1, 144A	5.250%	12/15/45	AA	991,862
270	Mid-State Trust VI	7.790%	7/01/35	Baa1	283,326
325	Mid-State Trust XI	5.598%	7/15/38	A+	349,994
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.757%	6/15/47	BBB–	402,704
350	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/15/48	BBB–	268,914
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.595%	1/15/49	A3	493,238
250	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 C, 144A	5.432%	9/15/47	AA+	272,628
137	Morgan Stanley Mortgage Loan Trust, Pass Through Certificates, 2006-2	5.750%	2/25/36	Caa2	129,096
500	Morgan Stanley Re REMIC Trust Series 2009-GG10, 144A	5.793%	8/12/45	A	502,814
359	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	365,431
479	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, 2004-5 6A1	7.000%	6/25/34	A+	502,125
77	Mortgage Asset Securitization Transaction Inc., Mortgage Pass Through Certificates, Series 2003-5	5.000%	6/25/18	A	78,975
418	Mortgage Asset Securitization Transactions Inc., Mortgage Pass Through Certificates, Series 2003-11	5.250%	12/25/33	A	422,022
500	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	499,999
204	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	208,702
44	Oakwood Mortgage Investors Inc., Series 1999-A	6.090%	4/15/29	A1	44,727
500	OMART Receivables Trust, Series 2015-T3, 144A	4.687%	11/15/47	BBB	503,750
500	OMART Receivables Trust, Series 2016-T2, 144A	4.560%	8/16/49	BBB	498,594
298	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	304,915
355	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2005-4 A6	5.749%	2/25/36	Caa1	336,161
750	Residential Asset Securities Corporation , Home Equity Mortgage Asset Backed Pass Through Certificates, Series 2004-KS1	5.721%	2/25/34	BB+	770,379
115	Residential Funding Mortgage Securities II, Inc., Home Loan Backed Notes Trust 2003-HI4	6.030%	2/25/29	A+	118,970
295	Residential Funding Mortgage Trust I, 2007-S9	6.000%	10/25/37	D	242,278
251	Salomon Brothers Commercial Mortgage Trust Pass-Through VII Certificates, Series 2003-1 A2, 144A	6.000%	9/25/33	BB	248,196
570	Springleaf Mortgage Loan Trust 2013-2A, 144A	4.480%	12/25/65	A+	571,469

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$500	Springleaf Mortgage Loan Trust 2013-2A, 144A	3.520%	12/25/65	AA	$501,536
801	Springleaf Mortgage Loan Trust, Series 2013-3A, 144A	5.000%	9/25/57	BBB	800,916
500	SPS Servicer Advance Receivables Trust, Series 2015-T3, 144A	4.430%	7/15/47	BBB	499,063
275	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-29	5.250%	9/25/33	A	279,268
500	V Mortgage LLC, Pass Through Certificate , Series 2014-NPL1, 144A	4.750%	4/27/54	N/R	492,156
496	Vericrest Opportunity Loan Transferee, Series 2014-NPL7, 144A	4.750%	8/27/57	N/R	487,970
498	Vericrest Opportunity Loan Transferee, Series 2015-NLP4, 144A	4.250%	2/25/55	N/R	488,609
500	Vericrest Opportunity Loan Transferee, Series 2015-NP13, 144A	4.875%	10/25/45	N/R	481,766
500	Vericrest Opportunity Loan Transferee, Series 2015-NP14, 144S	4.875%	11/27/45	N/R	476,285
192	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	192,412
47	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS1	5.250%	2/25/18	N/R	46,752
491	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS4	5.500%	2/25/33	AA+	494,399
467	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S8	5.000%	9/25/18	AA	469,507
41	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.316%	8/25/38	AA	43,345
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass Through Certificates, Series 2015-C26, 144A	3.586%	2/15/48	BBB–	352,472
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 144A	5.335%	3/15/44	A1	786,419
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/15/46	BBB–	655,250
250	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2, 144A	5.392%	2/15/44	Aa2	267,158
$81,626	Total Asset-Backed and Mortgaged-Backed Securities (cost $78,369,018)				77,758,645

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 0.7% (0.5% of Total Investments)

32,000	Blackrock Credit Allocation Income Trust IV				$415,040
7,036	Pioneer Floating Rate Trust				83,517
	Total Investment Companies (cost $485,277)				498,557

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.2% (0.1% of Total Investments)

	Uruguay – 0.2%

$123	Republic of Uruguay	8.000%	11/18/22	BBB	$152,072
$123	Total Sovereign Debt (cost $124,266)				152,072
	Total Long-Term Investments (cost $104,276,688)				103,791,000

NUVEEN	21

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.0% (1.5% of Total Investments)

$1,558	Repurchase Agreement with State Street Bank, dated 12/30/16, repurchase price $1,558,294, collateralized by $1,555,000 U.S. Treasury Notes, 2.250%, due 7/31/21, value $1,591,267	0.010%	1/03/17	$1,558,292
	Total Short-Term Investments (cost $1,558,292)			1,558,292
	Total Investments (cost $105,834,980) – 138.3%			105,349,292
	Reverse Repurchase Agreements – (22.9)%			(17,453,000)
	Other Assets Less Liabilities – (15.4)% (9)			(11,719,062)
	Net Assets – 100%			$76,177,230

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/(Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(1)	3/17	$(216,688)	$(63)	$91
U.S. Treasury 5-Year Note	Short	(48)	3/17	(5,647,875)	(7,875)	17,158
U.S. Treasury 10-Year Note	Short	(33)	3/17	(4,101,281)	(11,343)	21,599
U.S. Treasury Ultra Bond	Long	2	3/17	320,500	1,938	(4,171)
				$(9,645,344)	$(17,343)	$34,677

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $536,024, representing 0.7% and 0.5% of Net Assets and Total Investments, respectively.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	December 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $104,276,688)	$103,791,000
Short-term investments, at value (cost approximates value)	1,558,292
Cash	10,718
Cash collateral at broker[1]	248,166
Receivable for:
Dividends	6,303
Interest	636,335
Investments sold	360,500
Variation margin on futures contracts	1,938
Other assets	944
Total assets	106,614,196
Liabilities
Reverse repurchase agreements (including accrued interest)	17,455,159
Payable for:
Investments purchased	12,793,409
Variation margin on futures contracts	19,281
Accrued expenses:
Management fees	77,190
Trustees fees	638
Other	91,289
Total liabilities	30,436,966
Net assets	$76,177,230
Shares outstanding	9,462,350
Net asset value (“NAV”) per share outstanding	$8.05
Net assets consist of:
Shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,967
Undistributed (Over-distribution of) net investment income	(54,338)
Accumulated net realized gain (loss)	(5,760,012)
Net unrealized appreciation (depreciation)	(451,011)
Net assets	$76,177,230
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Six Months Ended December 31, 2016 (Unaudited)

Investment Income
Dividends	$35,184
Interest	2,419,801
Total investment income	2,454,985
Expenses
Management fees	472,965
Interest expense	72,877
Custodian fees	36,607
Trustees fees	1,650
Professional fees	22,194
Shareholder reporting expenses	21,528
Shareholder servicing agent fees	4,267
Stock exchange listing fees	3,938
Investor relations expense	6,806
Other	12,235
Total expenses before fee waiver/expense reimbursement	655,067
Fee waiver/expense reimbursement	(53,329)
Net expenses	601,738
Net investment income (loss)	1,853,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(859,446)
Futures contracts	62,413
Change in net unrealized appreciation (depreciation) of:
Investments	462,150
Futures contracts	353,210
Net realized and unrealized gain (loss)	18,327
Net increase (decrease) in net assets from operations	$1,871,574

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$1,853,247	$3,860,842
Net realized gain (loss) from:
Investments	(859,446)	(2,007,244)
Futures contracts	62,413	(456,958)
Change in net unrealized appreciation (depreciation) of:
Investments	462,150	382,315
Futures contracts	353,210	(410,220)
Net increase (decrease) in net assets from operations	1,871,574	1,368,735
Distributions to Shareholders
From net investment income	(2,043,867)	(4,504,138)
Decrease in net assets from distributions to shareholders	(2,043,867)	(4,504,138)
Capital Share Transactions
Cost of shares repurchased and retired	—	(12,867)
Net increase (decrease) in net assets from capital share transactions	—	(12,867)
Net increase (decrease) in net assets	(172,293)	(3,148,270)
Net assets at the beginning of period	76,349,523	79,497,793
Net assets at the end of period	$76,177,230	$76,349,523
Undistributed (Over-distribution of) net investment income at the end of period	$(54,338)	$136,282

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Six Months Ended December 31, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$1,871,574
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(70,962,362)
Proceeds from sales and maturities of investments	74,903,099
Proceeds from (Purchases of) short-term investments, net	(743,903)
Amortization (Accretion) of premiums and discounts, net	(53,433)
(Increase) Decrease in:
Cash collateral at broker	(120,166)
Receivable for dividends	(2,678)
Receivable for interest	98,699
Receivable for investments sold	(15,831)
Receivable for paydowns	6,273
Receivable for variation margin on futures	1,734
Other assets	3,995
Increase (Decrease) in:
Payable for investments purchased	(311,969)
Payable for variation margin on futures contracts	13,609
Accrued management fees	10,790
Accrued Trustees fees	65
Accrued other expenses	(11,075)
Net realized (gain) loss from:
Investments	859,446
Paydowns	37,882
Change in net unrealized appreciation (depreciation) of investments	(462,150)
Net cash provided by (used in) operating activities	5,123,599
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	(2,865,091)
Cash distributions paid to shareholders	(2,361,919)
Net cash provided by (used in) financing activities	(5,227,010)
Net Increase (Decrease) in Cash	(103,411)
Cash at the beginning of period	114,129
Cash at the end of period	$10,718

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$73,968

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2017(g)	$8.07	$0.20	$— **	$0.20	$(0.22)	$—	$—	$(0.22)	$—		$8.05	$7.30
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	**	8.07	7.48
2015	8.72	0.47	(0.31)	0.16	(0.48)	—	—	(0.48)	—		8.40	7.21
2014(f)	8.34	0.40	0.39	0.79	(0.41)	—	—	(0.41)	—		8.72	7.77
Year Ended 8/31:
2013	8.49	0.53	(0.12)	0.41	(0.56)	—	—	(0.56)	—		8.34	7.25
2012	8.42	0.59	0.10	0.69	(0.60)	—	(0.02)	(0.62)	—		8.49	8.10
2011	8.37	0.63	0.08	0.71	(0.66)	—	—	(0.66)	—		8.42	7.72

28	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.56%	0.47%	$76,177	1.69	%*	4.65	%*	1.55	%*	4.79	%*	74%
1.89	10.86	76,350	1.68		4.66		1.30		5.05		205
1.88	(1.24)	79,498	1.60		5.14		1.26		5.47		143
9.68	13.10	82,558	1.22	*	5.68	*	1.22	*	5.68	*	251

4.93	(4.19)	78,902	1.18		6.20		1.18		6.20		310
8.56	13.58	80,366	1.25		7.05		1.25		7.05		260
8.75	(3.15)	79,671	1.17		7.37		1.17		7.37		265

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.
•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 6/30:
2017(g)	0.19	%*
2016	0.15
2015	0.12
2014(f)	0.06	*
Year Ended 8/31:
2013	0.04
2012	0.06
2011	0.06

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the ten months ended June 30, 2014.
(g)	For the six months ended December 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high monthly income consistent with prudent risk to capital. The Fund will invest primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. Under normal market conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade or of comparable quality. No more than 35% of the Fund’s total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33  1⁄3% of its total assets. The Fund may utilize derivatives including options; futures contracts; options on futures contracts; interest-rate caps, collars and floors; interest-rate, total return, and credit default swap agreements; and options on the foregoing type of swap agreements.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$12,580,601

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

30	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$233,360	$—	$—		$233,360
Corporate Bonds	—	24,643,952	—	***	24,643,952
$1,000 Par (or similar) Institutional Preferred	—	504,414	—		504,414
Asset-Backed and Mortgage-Backed Securities	—	77,758,645	—		77,758,645
Investment Companies	498,557	—	—		498,557
Sovereign Debt	—	152,072	—		152,072

Short-Term Investments:
Repurchase Agreements	—	1,558,292	—		1,558,292

Investments in Derivatives:
Futures Contracts**	34,677	—	—		34,677
Total	$766,594	$104,617,375	$—		$105,383,969
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

32	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase. Such compensation is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$1,558,292	$(1,558,292)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$12,631,715
*	The average notional amount is calculated based on the absolute aggregate national amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(4,171)	Payable for variation margin on futures contracts*	$38,848
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$62,413	$353,210

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	NUVEEN

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/16	Year Ended 6/30/16
Shares repurchased and retired	—	(1,800)
Weighted average:
Price per share repurchased and retired	$ —	$7.13
Discount per share repurchased and retired	—%	14.62%

5. Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $70,962,362 and $74,903,099 respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$106,074,913
Gross unrealized:
Appreciation	$2,118,081
Depreciation	(2,843,702)
Net unrealized appreciation (depreciation) of investments	$(725,621)

Permanent differences, primarily due to paydowns and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2016, the Fund’s last tax year end, as follows:

Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	858,280
Accumulated net realized gain (loss)	(858,280)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$697,627
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund’s last tax year ended June 30, 2016 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$4,542,059
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$ 5,257,851

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period July 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $250 million	0.6750
For the next $500 million	0.6625
For managed assets over $1 billion	0.6500

Effective August 1, 2016, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee for the Fund was 0.1625%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.15% of the Fund’s average net assets.

36	NUVEEN

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

9. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements (including accrued interest)” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may result in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	1.04%	$(9,418,000)	1/27/17	$(9,418,000)	$(9,419,088)
Goldman Sachs	1.20	(8,035,000)	1/27/17	(8,035,000)	(8,036,071)
		$(17,453,000)		$(17,453,000)	$(17,455,159)

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$19,759,864
Weighted average interest rate	0.70%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged to Counterparty	Net Exposure
BNP Paribas	$(9,419,088)	$8,948,134	$(470,954)
Goldman Sachs	(8,036,071)	7,634,267	(401,804)
	$(17,455,159)	$16,582,401	$(872,758)
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table

NUVEEN	37

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, Rl 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	39

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

40	NUVEEN

Notes

NUVEEN	41

Notes

42	NUVEEN

Notes

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-A-1216D        23211-INV-Y-03/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017